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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                October 28, 2004

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                   N/A
(State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

        (363 North Sam Houston Pkwy, E., Suite 1200., Houston, TX 77060)

                                 (281-876-0120)

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

Item 2.02. Second announcement of 3rd Quarter earnings conference call.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[October 28, 2004]                        By: /s/ David Russell
                                              ----------------------------------
                                              David Russell

         Webcast Alert: Ultra Petroleum Corp. Announces Its 3rd Quarter
                        Earnings Conference Call Webcast

    HOUSTON, Oct. 20 /PRNewswire-FirstCall/ -- In conjunction with Ultra Petroleum Corp.'s (Amex: UPL) Third Quarter Earnings Conference Call, you are invited to listen to its webcast that will be broadcast live over the Internet on October 27, 2004 at 10:00 AM Central.

     What:     Ultra Petroleum Corp.'s Third Quarter Earnings Conference Call
               Webcast

     When:     October 27, 2004 at 10:00 AM Central

     Where:    http://www.ultrapetroleum.com

     How: Live over the Internet -- Simply log on to the web address above

     Contact:  David Russell at 281-876-0120 x 302

    If you are unable to participate during the live webcast, the call will be archived at http://www.ultrapetroleum.com. To access the replay, click on the home page.

     Ultra Petroleum is an independent, exploration and production company focused on developing its long life natural gas reserves in the Green River Basin of Wyoming, and oil reserves in Bohai Bay, offshore China. Ultra is listed on the American Stock Exchange under the ticker "UPL" with 75,069,868 shares outstanding at the time of this release.


    (Minimum Requirements to listen to broadcast: The Windows Media Player software, downloadable free from http://www.microsoft.com/windows/windowsmedia/player/download/download.aspx and at least a 28.8Kbps connection to the Internet.)

SOURCE  Ultra Petroleum Corp.
    -0-                             10/20/2004
    /CONTACT: David Russell of Ultra Petroleum Corp., +1-281-876-0120, ext. 302/
    /Photo: NewsCom: http://www.newscom.com/cgi-bin/prnh/20020226/DATU029LOGO
             AP Archive:  http://photoarchive.ap.org
             PRN Photo Desk, photodesk@prnewswire.com /
    /Web site:
http://www.microsoft.com/windows/windowsmedia/player/download/download.aspx /
    /Web site:  http://www.ultrapetroleum.com /
    (UPL)

CO:  Ultra Petroleum Corp.
ST:  Texas
IN:  OIL
SU:  MAV CCA